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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  June 4, 1997


                              POLYMER GROUP, INC.
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            (Exact name of registrant as specified in its charter)



        Delaware                            1-14330               57-1003983
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      (State or other            (Commission File Number)       (IRS Employer
      jurisdiction of                                        Identification No.)
      incorporation)


4838 Jenkins Avenue, North Charleston, SC                        29405
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (803) 566-7293
                                                    --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
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          On June 4, 1997, the Company issued a press release announcing its intent to commence a tender offer and consent solicitation relating to its 12 1/4% Senior Notes due 2002 on June 5, 1997. The June 4, 1997 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          On June 18, 1997, the Company issued a press release announcing the expiration of the consent solicitation that commenced on June 5, 1997. The June 18, 1997 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               99.1 Press Release dated June 4, 1997, issued by Polymer Group, Inc.

               99.2 Press Release dated June 18, 1997, issued by Polymer Group, Inc.
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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POLYMER GROUP, INC.


Dated:    June 19, 1997                 By:  /s/ JAMES G. BOYD
                                             -----------------------------------
                                             James G. Boyd
                                             Executive Vice President and Chief
                                             Financial Officer

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                               INDEX TO EXHIBITS



Exhibit
Number                                 Exhibit
-------                                -------

99.1       Press Release dated June 4, 1997, issued by Polymer Group, Inc.

99.2       Press Release dated June 18, 1997, issued by Polymer Group, Inc.